Exhibit 10.27AB

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWENTY-FIFTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTY-FIFTH AMENDMENT (this “Twenty-Fifth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this Twenty-Fifth Amendment is the date last signed below (the “Twenty-Fifth Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Twenty-Fifth Amendment. If the terms and conditions set forth in this Twenty-Fifth Amendment conflict with the Agreement, the terms and conditions of this Twenty-Fifth Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Twenty-Fifth Amendment shall have the meaning set forth in the Agreement. Upon execution of this Twenty-Fifth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Twenty-Fifth Amendment. Except as amended by this Twenty-Fifth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG is transitioning the functionality of its Vantage Services to the [~~****** *****]~~; and

WHEREAS, pursuant to terms of the Agreement, CSG provided [~~****** ******]~~ to Customer of the “Vantage [~~*********]~~ to DNA Data Warehouse” of CSG’s [~~****** ** ******]~~ Vantage Services; and

WHEREAS, within such noted [~~**********]~~, CSG will offer certain of its Vantage Services within the CSG Data & Analytics (“DNA”) suite of Services identified in this Twenty-Fifth Amendment; and

WHEREAS, pursuant to discussions between CSG and Customer, the Parties agree to amend the terms of the Agreement to provide ongoing Vantage Services and CSG DNA Services, as mutually agreed; and

WHEREAS, and, as a result, the Parties agree to amend the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Twenty-Fifth Amendment Effective Date.

1. CSG will provide Customer with CSG Data & Analytics Services (the “DNA Data Services”), as described herein, in [~~******** **** *******]~~ CSG Vantage Services as of the Twenty-Fifth Amendment Effective Date through [~~*** ***** **** ****** *** ****]~~ (“the “DNA Data Services [~~******* ****]~~”). As of the DNA Data Services [~~******* ****]~~, CSG will [~~******]~~ the Vantage Services and functionality of the Vantage Services will [~~** ****** ** *********]~~ for Customer; Customer will consume the functionality of the Vantage Services, as applicable, only as CSG DNA Data Services.

The Parties further agree, as of the DNA Data Services [~~******* ****]~~, except as otherwise specifically referenced pursuant to this Twenty-Fifth Amendment, references to or that include “Vantage” in the Agreement prior to the DNA Data Services [~~******* ****]~~ shall be deemed deleted and of no further force or effect.

2. Customer agrees to [~~*******]~~ all Customer’s Vantage Services [~~*******]~~ and [~~******]~~ its Vantage Services processes (including [~~********** ****]~~ from Vantage Services) to DNA Data Warehouse, as defined in Attachment 1 of this Twenty-Fifth Amendment, [~~*** *****]~~ than the DNA Data Services [~~******* ****]~~.

3. Customer may use its Customer [~~*******]~~ Account or CSG’s [~~*******]~~ Account with the current [~~********************** ********* ********** **** (***********)]~~ in order to access DNA Data Services. Customer agrees and understands that any access to DNA Data Services via CSG’s [~~*******]~~ Account will be subject to the fees defined in Schedule F of the Agreement.

4. CSG will [~~*******]~~ Customer for Vantage Services through this Twenty-Fifth Amendment’s Effective Date and thereafter will [~~*******]~~ Customer for the DNA Data Services.

5. For clarity, all Fees set forth in this Twenty-Fifth Amendment, specifically in clauses 14 and 15 below, reflect Customer’s [~~****** ***** ********]~~ as of January 2025. All the Fees set forth herein, remain subject to Section 5.4 of the Agreement “Adjustment to Fees.”

6. Section 4.11 entitled “CDC Cloud POC” of the Agreement shall be deleted in its entirety and replaced with the following:

“4.11 [Intentionally Omitted.]”

7. Section 6.2 entitled “De-conversion and Customer Data” of the Agreement, subsection (e), shall have the three (3) references to “(ACP/ACSR/Vantage)” changed to “(ACP/ACSR/DNA)”.

8. Schedule A entitled “Definitions” of the Agreement shall be amended to add the following:

“Compute” means a [~~**** ** *******]~~ of CSG DNA Data Warehouse usage.

“Compute Credit(s)” means, for purposes of the DNA Data Services, a [~~*********** ** ********** *****]~~ on CSG’s chosen [~~******* ***** ***** ******** ** *** **** ********* ********* ********** **** (***********)]~~ utilizing the [~~*********]~~ platform. [~~*********** ************]~~ for compute credits are documented at [~~********************************************************************** (*** ********** **************)]~~. CSG and Customer will both have access to any changes documented by [~~*********]~~ in terms of [~~***********]~~ Compute Credit [~~***********]~~.

“Compute Credit Threshold Allowance” means the [~~******* ******]~~ of Compute Credits Customer is allowed to consume [~~*******]~~ via the CSG [~~*******]~~ Account without [~~********* ********** *******]~~ from CSG. If Customer consumes Compute Credits below the Compute Credit Threshold Allowance, no [~~********** *********]~~ from CSG for Customer’s DNA Data Warehouse [~~*****]~~ will occur. In the event Customer exceeds the [~~*******]~~ Compute Credit Threshold Allowance, CSG [~~**** *******]~~ Customer for Compute Credits exceeding the threshold allowance at a Compute Credit [~~****]~~ defined in the Schedule F, “Fees,” Section IV “Ancillary Products and Services” subsection B “DNA Data Services.”

“Compute Fee” is the fee charged per Compute Credit used via the CSG [~~*******]~~ Account above customer’s Compute Credit Threshold Allowance.”

“CSG [~~*******]~~ Account” In the CSG [~~*******]~~ Account, CSG owns the relationship with [~~*********]~~ and will contract with [~~*********]~~ for the [~~******* *****]~~ (“Compute Credits”) and [~~*******]~~. CSG will also own the user security and user administration management layer and provide the Customer a self-service portal to self- administer user access and roles.

“Customer [~~*******]~~ Account” In the Customer [~~*******]~~ Account, Customer owns the relationship with [~~*********]~~ and will contract directly with [~~*********]~~ for [~~******* ***** *** *******]~~. Customer will own the security and all user administration functions. Customer will be able to consume new [~~*********]~~ capabilities on Customer’s own schedule.

9. Upon the DNA Data Services Cutover Date, Schedule C entitled “Recurring Services” of the Agreement shall be amended as follows:

a)
The Recurring Service Name list shall be amended by removing “CSG Reporting Services” and all subsections listed below it.

b)
Exhibits C-19, C-19(a), C-19(b), C-19(c), C-19(d), C-19(e), C-19(f), C-19(g) shall be deleted in their entirety and marked as “RESERVED.”

c) Exhibit C-26, “CSG DNA Data SERVICES RECURRING SERVICES DESCRIPTIONS,” attached hereto as Attachment 1, shall be added to Schedule C to the Agreement.

10.
Upon the DNA Data Services [~~******* ****]~~, all references to CSG Vantage and CSG Vantage Plus in Attachment A to Exhibit C-1 under [~~**** ***]~~ shall be deleted in their entirety and replaced with DNA Data Services.

11.
Upon the DNA Data Services [~~******* ****]~~, Schedule F, “Fees,” Section “Index”, subsection V “Technical Services/ Implementation Services/Training,” subsection C “Additional training and documentation,” number 4, shall be deleted in its entirety and replaced with the following:

“4. DNA Data Warehouse training”

12.
Upon the DNA Data Services [~~******* ****]~~, Schedule F, “Fees,” Section III “Direct Solutions (Print and Mail Services)” Note 6, shall be deleted in its entirety and replaced with the following:

“Note 6: Customer may elect to use optional DNA Direct service for enhanced customer letters to allow for the ability to [~~****** ******]~~ their customers.”

13.
Upon the DNA Data Services [~~******* ****]~~, Schedule F, “Fees,” Section III “Direct Solutions (Print and Mail Services)” Note 14, shall be deleted in its entirety and replaced with the following:

“Note 14: Additional RIM (Remit in Mail) fields in CCS® allow Customer to (i) select which [~~***********]~~ actions to [~~*******]~~, and (ii) identify the [~~**** ****** *** **********]~~. Provides Customer with additional RIM fields in SSB_TABLE in DNA Data Warehouse that correspond to the S12 screen and are updated [~~****]~~ a [~~***]~~ with [~~*******]~~ cycle. Fields include:

(a) RIM_CNT_SBB: Shows the number of remits CSG has received for the account.

(b) RIM_CURR_DTE_SBB: Shows the date of the most recent remit that CSG has received.

(c) RIM_ORIG_DTE_SBB: Identifies the date of the first remit that CSG received.”

14.
Upon the DNA Data Services [~~******* ****]~~, Schedule F, “Fees,” Section IV “Ancillary Products and Services,” subsection B “Vantage® Modules” shall be deleted in its entirety and replaced with the following:

“B. DNA Data Services

I. DNA Data Warehouse

Description of Item/Unit of Measure	Frequency	Fee
1. Compute Fees (per [~~******* ******]~~) (Note 1)	~~[*******]~~	~~[*****]~~
2. Storage for Customer Created Tables (per [~~********]~~)	~~[*******]~~	~~[******]~~

Note 1: For CSG [~~*******]~~ Accounts, CSG will invoice Customer a Compute Fee for its use of DNA Data Warehouse Services based upon the actual Compute Credits utilized by Customer in excess of its [~~*******]~~ Compute Credit Threshold Allowance. CSG and Customer acknowledge and agree CSG shall establish Customer’s Compute Credit Threshold Allowance based upon Customer’s [~~******* ******* ******* ****** ***** *** *** *** (*) ***** *********** ****** ********* ** ***** ** **** (*** ************ *******)]~~. At the [~~***]~~ of the [~~*********** ******]~~, CSG and Customer will enter into a mutually agreed upon amendment to the Agreement to memorialize Customer’s Compute Credit Threshold Allowance. During the [~~*********** ******]~~, while establishing Customer’s Compute Credit Threshold Allowance, CSG will configure Customer’s DNA Data Warehouse capacity based upon Customer’s Vantage Direct and Vantage test environment [~~*****]~~ levels during the 2024 [~~******** ****]~~. “Compute Credit” and “Compute Credit Threshold Allowance” are as defined in Schedule A of the Agreement. For Customer [~~*******]~~ Accounts, Customer’s [~~***** ****]~~ will be determined in accordance with the third-party cloud data warehouse provider agreement with Customer.

II. DNA Data Warehouse BI Reporting Dashboard End User Licensing

Description of Item/Unit of Measure		Frequency	Fee
1. DNA Data Warehouse [~~**]~~ Single Named Business Intelligence [~~**** **]~~ (Note 1)		~~[*******]~~	~~[******]~~
2. DNA Data Warehouse [~~**]~~ Support & Maintenance (Note 1) (Note 2)
BI Dashboard Complexity Tier	Number of Data Sources	Frequency	Fee Per [~~********]~~
Simple	~~[*** (*)]~~	~~[*******]~~	~~[*******]~~
Intermediate (Note 4)	~~[*** (*)]~~	~~[*******]~~	~~[*******]~~
Complex	~~[***** (*)]~~ or more	~~[*******]~~	~~[** *****]~~
3. DNA Data Warehouse Storage (Note 3)
a) Per [~~********]~~ of data storage		~~[*******]~~	~~[*********]~~

Note 1: The [~~*******]~~ end user license fees for the [~~******* **** (*)]~~ named users IDs for the DNA Data Warehouse BI dashboard as well as the Support and Maintenance fees areas defined in the Agreement.

Note 2: The dashboard complexity tiers are defined per [~~****** ********* **************]~~. The use of Customer or third party data sources will need to be mutually agreed upon on how they are loaded into a dashboard and considered [~~*******]~~. Dashboards can move through the tiers as additional requests are developed.

Note 3: Storage fees apply in the event new data feeds are required, or Customer elects to expand existing DNA Data Warehouse retention settings.

Note 4: Enhanced Campaigns dashboard previously provided by CSG to Customer’s [~~********* *** **** *********]~~ included [~~**** (*)]~~ DNA Data Warehouse [~~**]~~ users for the [~~********* ********]~~ and [~~**** (*)]~~ DNA Data Warehouse [~~**]~~ users for the [~~**** ********]~~. There is a total of [~~*******~~ (~~**~~)] report [~~*******]~~ per [~~********]~~.

III. DNA Reports Warehouse

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation Fee	~~[*********]~~	~~[*****]~~
2. DNA Reports Warehouse Relational Report Table support fee (Customer [~~*******]~~ Account) (Note 1)	~~[*******]~~	~~[*********]~~
3. DNA Reports Warehouse Relational Report Table support fee (CSG [~~*******]~~ Account) (Per [~~********]~~, Per [~~******]~~) (Note 2)	~~[*******]~~	~~[*******]~~

Note 1: Includes all reports available for all production schemas in DNA Reports Warehouse. Fee and access to all reports is contingent upon Customer accessing the production instance of DNA Data Warehouse via their Customer [~~*******]~~ Account. In the event Customer notifies CSG (email is sufficient) they are no longer using the Customer [~~*******]~~ Account, Customer shall be invoiced at the rate shown in #3 above.

Note 2: [~~******* (**)]~~ report [~~*******]~~ per [~~********]~~. Fee applies if Customer only accesses the production instance of DNA Data Warehouse via the CSG [~~*******]~~ Account in any given [~~*****]~~.

IV. DNA Data Warehouse Roll Up Schema (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation Fee (Note 2)	~~[*** *******]~~	~~[*****]~~
2.Support Fee (per [~~********]~~) (Notes 3-5)	~~[*******]~~	~~[*********]~~

Note 1: The DNA Data Warehouse Roll Up Schema is a virtual schema that allows DNA Data Warehouse users to query all regions within a [~~********]~~ at the [~~********]~~ level.

Note 2: A [~~**********]~~ use of the DNA Data Warehouse Roll Up Schema is subject to a per-[~~********]~~ implementation fee. The implementation fees of the DNA Data Warehouse Roll Up Schema for the [~~******* *** ********* *********]~~ has been charged against SOW 4128581-Macro Services Bucket-[~~******* ********]~~-2019.

Note 3: The DNA Data Warehouse Roll Up Schema is subject to a per [~~******** *******]~~ support fee for the maintenance, support, and continued access to the DNA Data Warehouse Roll Up Schema. The support fee commences in the [~~***** *****]~~ the DNA Data Warehouse Roll Up Schema is deployed at a [~~********]~~.

Note 4: The [~~**** ********]~~ support fee is [~~********]~~ in the [~~*******]~~ BSC Fee. All other divisions using the DNA Data Warehouse Roll Up Schema will be charged the per [~~********]~~ support fee.

Note 5: The [~~*******]~~ Support Fee is due to CSG on a [~~*******]~~ basis. The Parties acknowledge the receipt of Vantage Roll Up Schema solution was accepted as of [~~***** ** ****]~~, and is being replaced by DNA Data Warehouse Roll Up Schema. CSG agreed to waive the application hosting fee pertaining to the period of [~~***** ** **** ******* ******** *** ****]~~. As per the Fourth Amendment to this Agreement (CSG document no. 32903), CSG invoiced the Support Fees for [~~******* ** ****]~~ through the [~~*****]~~ pertaining to the date on which the Fourth Amendment was executed. CSG shall invoice subsequent [~~*******]~~ Support Fees effective with the [~~*******]~~ invoice for the [~~*****]~~ immediately following the execution date of the Fourth Amendment through the remainder of the [~~*** ****]~~ (including, if applicable, the [~~*** *********]~~).”

15.
Upon the DNA Data Services [~~******* ****]~~, Schedule F, “Fees,” Section V “Technical Services/Implementation Services/Training” subsection C “Additional Training & Documentation” subsection 4 “Vantage Training” shall be deleted and replaced with the following:

“4.DNA Data Warehouse training

	Standard Class Size	Rate (On-site) (Per [~~*******]~~, per [~~***]~~)	Additional Students (Per [~~*******]~~, per [~~***]~~)	Rate (at CSG facility) (Per [~~*******]~~, per [~~***]~~)
Basic	~~[*]~~	~~[*********]~~	~~[*******]~~	~~[*******]~~
Advanced	~~[*]~~	~~[*********]~~	~~[*******]~~	~~[*******]~~
Database literacy	~~[**]~~	~~[*********]~~	~~[*******]~~	~~[*******]~~

Note: All classes include the relevant training materials and documentation.”

16.
Upon the DNA Data Services [~~******* ****]~~, Schedule F.1, “Listing of Products and Services [~~******** ** *** ***]~~” shall be modified as follows:

a. Section I “Processing” subsection B “Ancillary Services specific to Residential Voice Services, with exceptions noted:” number 8 under Column “CSG Services” shall be deleted and replaced with the following:

8. Advanced Reporting – DNA Data Warehouse residential voice Support processing”

a.
Section I “Processing” subsection H “Vantage” shall be deleted and replaced with the following:

CSG SERVICES	~~[***]~~ Threshold Level [~~******** ** ** ***]~~ Component (Yes/No)	Pricing for Excess [~~***]~~ Threshold Level (as applicable)
H. DNA Data Services
a)
DNA Data Warehouse setup and database modifications and other services. DNA Data Warehouse including systems and database management, daily database updates and loads, ongoing product support, processing, and access for unlimited users with usage up to Customer’s Compute Threshold Allowance, to the CSG [~~*******]~~ DNA Data Warehouse Account.

Optional tables in DNA Data Warehouse access thru the CSG [~~*******]~~ DNA Data Warehouse account up to Customer’s Compute Threshold Allowance, limited to the following tables:

▪
Static tables – [~~*****]~~-end copies of database tables that are not date driven. Original base tables continue to be updated [~~*****]~~. Duplicate tables remain static until the next [~~*****]~~-end.
▪
Monetary Transaction Detail tables - Lowest leaf level of monetary transaction detail available. Includes all monetary transactions affecting all subscriber accounts including video and data. Customer may store up to [~~*** ****]~~ of data.
▪
Scheduling Calendar - Work order scheduling [~~********]~~ information from [~~**** *****]~~ snapshots. Includes available and scheduled work units by management area and schedule date.
▪
DNA Direct
▪
Leads Tracking tables
▪
Residential Voice Support
▪
Non-HSD Subscriber Access E-mail Address
▪
Enhanced Security tables
▪
UDF Cards 1-143 (Storage will be capped at [~~** ****]~~ maximum. If Customer requires retention beyond [~~** ****]~~, the Storage Fee will apply.)
▪
Pending UDF Cards and 9xx Service Changes
▪
OJC
▪
Customer Value
▪
Earned/Unearned Revenue at the subscriber level tables
▪
DNA Data Warehouse Total Service Code Statistics
▪
AIU Optional
▪
DNA Delta Views including insert/change/delete and purge records retained for [~~* ****]~~
▪
DNA Financial Forecaster

	~~[***]~~	~~[*****]~~
b) DNA Data Warehouse Near Real Time Notes:	~~[***]~~	~~[**]~~

CSG SERVICES	~~[***]~~ Threshold Level [~~******** ** ** ***]~~ Component (Yes/No)	Pricing for Excess [~~***]~~ Threshold Level (as applicable)
▪
Customer shall have access to CSG’s DNA Data Warehouse Near-Real Time reporting tool. The Near-Real Time reporting application will provide updates from the order, job, item, equipment, scheduling calendar systems, outage detection, and subscriber data from ACP. CSG will also make available in near real time updates from Voice and CIT.

c)
InfoCast Files
▪
InfoCast Files are scheduled applications that create data extracts which are compressed, (if necessary) encrypted, and sent to an FTP directory maintained by CSG on behalf of Customer (“InfoCast Pick Up Site”). CSG authors the logic to create the report files from DNA Data Warehouse data and enhances or modifies the logic in the event the DNA Data Warehouse data objects change. InfoCast Files applications can be scheduled to run intraday, daily, weekly, monthly, or at specific intervals. Customer accesses the InfoCast Pick Up Site to retrieve the extracted data. CSG maintains the extracted data on the InfoCast Pick Up Site until the earlier of pick up by Customer or [~~************ (**) *****]~~. CSG also maintains a backup copy of each extracted dataset for [~~*** ******* ****** (***) *****]~~. At Customer’s request, CSG will restore a backup copy of an extracted dataset to the InfoCast Pick Up Site.

	~~[**]~~	~~[**]~~

17.
Upon the DNA Data Services [~~******* ****]~~, Schedule H entitled “Support Services” to the Agreement shall be deleted in its entirety and replaced with the revised Schedule H, attached hereto as Attachment 2, attached herein and incorporated by reference.

“[III. Intentionally Omitted.]”

18.
Upon the DNA Data Services [~~******* ****]~~, Schedule K entitled “Guidelines for Passer and Agent Transfer Program Requests” to the Agreement shall be deleted in its entirety and replaced with the revised Schedule K, attached hereto as Attachment 3, attached herein and incorporated herein.

19.
Upon the DNA Data Services [~~******* ****]~~, Schedule K.1 entitled “Standard/Non Standard Passer Definitions” to the Agreement shall be deleted in its entirety and replaced with the revised Schedule K.1, attached hereto as Attachment 4, attached hereto and incorporated herein by reference.

IN WITNESS WHEREOF the Parties hereto have caused this Twenty-Fifth Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Deepak Bharathan	By: /s/ Michael J Woods
Name: Deepak Bharathan	Name: Michael Woods
Title: Vice President, Procurement	Title: EVP
Date: 16-Jun-25	Date: 06/01/2025

Attachment 1

to

Twenty-Fifth Amendment

Exhibit C-26

CSG DNA Data SERVICES RECURRING SERVICES DESCRIPTIONS

DNA Data Warehouse. DNA Data Warehouse is a cloud data warehouse offering secure access to customer care, financial and operational data processed by ACP for data analysis and decision support purposes leveraging a third- party cloud data warehouse provider, [~~********* ********** **** (***********)]~~.  CSG will provide both end of [~~***]~~ updates for all tables in the DNA Data Warehouse environment, as well as [~~********]~~ updates through [~~******* (**)]~~ updates a [~~***]~~ for a select set of tables including order, job, item, account, scheduling calendar, outage detection and equipment, and payments.

Customer may access ACP data in DNA Data Warehouse through CSG’s [~~*******]~~ account (“CSG [~~*******]~~ Account”), or through Customer’s [~~***]~~ account (“Customer [~~*******]~~ Account”) if Customer has a direct relationship with [~~*********]~~.

If Customer chooses to access DNA Data Warehouse data through a CSG [~~*******]~~ Account, CSG will provide a [~~*******]~~ Compute allowance for Customer’s usage in the DNA Data Warehouse.   If Customer chooses to access DNA Data Warehouse data through a Customer [~~*******]~~ Account, then Customer’s usage fees will be as determined pursuant to an agreement by and between [~~*********]~~ and Customer. In either access method (i.e., CSG [~~*******]~~ Account or Customer [~~*******]~~ Account), CSG will fund the load costs and storage costs of Customer’s ACP data. Customer will be responsible for storage fees for custom tables created by Customer.

DNA Delta Views: DNA Delta Views will include a set of change records for all views previously updated through files delivered through CSG’s Data Publisher File Edition. DNA Delta Views will reside in the DNA Data Warehouse and will include all changes for a given [~~***]~~ to include inserted, updated, deleted, and purged records, providing Customer with [~~***~~ (~~*** ** ***~~)] updates. The data in the DNA Delta Views will be retained for [~~***** (*) ****]~~. Customer will be responsible for modifying Customer’s process to consume the changes from the DNA Data Warehouse.

DNA Direct.  DNA Direct is a CSG Service that provides Customer with the ability to use the DNA Data Warehouse to target Customer's Connected Subscribers for specific messages (via Message Manager), Ad Pages, Customer letters and/or mass adjustments, based on data captured and stored in DNA Data Warehouse.

DNA Reports Warehouse. DNA Reports Warehouse is a production report delivery and archival service for ACP generated production reports.   DNA Reports Warehouse provides a user interface from which Customer can view and download reports (the “Report Images”) in a variety of formats. All Report Images will be retained for [~~***** (*) *****]~~, and are accessible in HTML, PDF and ASCII Text formats. A subset of reports is also stored in relational tables for [~~************* (**) ****]~~ and will also be accessible in CSV and Excel formats and can also be directly queried by Customer in the DNA Data Warehouse.

DNA Data Change Engine. DNA Data Change Engine is a self-service application designed for Customer to apply mass changes to Customer’s customer care data through a user interface that has pre-integrated templates. The user interface will use SLBOS on the back end to apply the requested data changes to the list of records the user attaches to the interface.

DNA Financial Forecaster. DNA Financial Forecaster provides [~~*****]~~ financial snapshot reports that assist with Customer’s [~~*****]~~ end financial projections.

DNA InfoCast Files. DNA InfoCast Files are scheduled applications that create data extracts which are compressed, (if necessary) encrypted, and sent to an FTP directory maintained by CSG on behalf of Customer (“InfoCast Pick Up Site”). CSG authors the logic to create the report files from DNA Data Warehouse data and enhances or modifies the logic in the event the DNA Data Warehouse data objects change. DNA InfoCast Files applications can be scheduled to run intraday, daily, weekly, monthly, or at specific intervals. Customer accesses the InfoCast Pick Up Site to retrieve the extracted data. CSG maintains the extracted data on the InfoCast Pick Up Site until the earlier of pick up by Customer or [~~************ (**) *****]~~. CSG also maintains a backup copy of each extracted dataset for [~~*** ******* ****** (***) *****]~~. At Customer’s request, CSG will restore a backup copy of an extracted dataset to the InfoCast Pick Up Site. See Schedule F for applicable service fee per restoration.

Attachment 2

to

Twenty-Fifth Amendment

Schedule H

SUPPORT SERVICES

I. Customer Business Unit

CSG will assign a [~~********* **** ***********]~~ for the support of Customer (i.e., the Comcast CBU). The CBU will have the overall responsibility for Customer satisfaction with all Products and Services. CSG will assign and maintain personnel in the CBU that have the appropriate skills and adequate resources to support Customer throughout the Term and any De-conversion Period. The make-up of the CBU may change from time to time to meet the changing needs of Customer. The CBU shall distribute copies of CSG’s current escalation process to all Customers and agrees to provide timely updates to reflect any material changes to the escalation process. The CBU will participate in periodic conference calls and meetings with Customer to gain direct feedback on user satisfaction, industry trends and Customers’ short- and long-term plans.

CSG and Customer agree to hold [~~*******]~~ executive review meetings with attendance by those senior executives agreed by the Parties. In addition, CSG and Customer agree to meet on a [~~******** *******]~~ basis with CSG and Customer’s respective Chief Executive Officers in attendance. The meetings may include, but not be limited to, such things as progress related to CSG’s operational performance, and CSG’s product road map and general business direction.

II. Support Services (excluding DNA Data Warehouse):

International Support Desk

The International Support Desk (“ISD”) will provide Customer with advice, consultation and assistance to use Products and receive Operational and Systems Management Services and diagnose and correct problems, including any failure of a Product to perform substantially as described in the Documentation for such Product (“Problems”), that Customer may encounter with the Products and Services. CSG will offer the ISD remotely by toll-free telephone, fax or other electronic communication [~~************ ***** * **** ***** **** * ***** ********* ********]~~. Customer will bear all tax and other expenses that it may incur in connection with the ISD. The terms and conditions set forth in this Schedule H shall also apply to any Deliverables with respect to which a Customer has purchased support and maintenance services from CSG.

When contacting the ISD, the Comcast caller should be prepared to provide detailed information regarding the Problem and the impact on the operation and the end user. In certain situations, Customer will need to provide CSG with adequate examples and details to assist with Problem identification. A Customer shall describe the urgency of the Problem when it is initially reported. Every Customer Problem is assigned a tracking number and CSG will assign a priority/severity level to all Problems reported by Customer in accordance with mutually agreed upon prioritization criteria. Problems are resolved according to their assigned priority/severity. CSG may, upon notice to Customer, change a designated priority/severity level of any Problem if, after investigation, the impact of the Problem on Customer’s business operations is determined to be more or less severe than the initial designation.

The priority/severity levels are described below:

•
CRITICAL (PRIORITY/SEVERITY 1): (i) [~~******** **** ** ************* ** ******* **** ** ******** ************* **** **** ********** ******** ** *********** **** ** *********** ******** ********** ************* ****** * ********** ** *** ******* ** ******* ********** ****** ********* * ****** ******* ************** ** **** ********** ****** *** (**) ******** ****** ****** *** ******* ****** ******* *** ******** *** ** *** ******** ***** ***** *** ************ ******* ******* ** ************* ********* ** *** ****** ** *******]~~. Customer will receive CSG’s immediate response, prioritized problem resolution and restorative services at the highest possible level. Once control has been regained, efforts are then made to determine the “root cause” of the Problem. Considering the nature of the cause, the Problem is adjusted to one of the other priorities and processed accordingly. While a Critical (Priority/Severity 1) Problem exists, the ISD shall provide [~~****************** ******* ***** **** ********** ************************** ** ******** ** *********** ******]~~.

•
SERIOUS (PRIORITY/SEVERITY 2): [~~* ******* **** ** ************* **** **** ********’* ******** ** ************ **** ** ********** ************* *** ********** ********************* ****** ** *** **** *** ***** ** ** ****** ****** *** *************** ** *** ******* ********* *** ******* ** *** ******* *** ** **** ****** ********* ******* *** ****** ********]~~ The ISD’s goal is to ensure that control of the system is not jeopardized and to work with such Customer to gather information in order to resolve the issue. While a Serious (Priority/Severity 2) Problem exists, [~~*** *** ***** ******* ****************** ******* ***** **** ********** ************************** ** ******** ** *********** ******]~~.

•
OPERATIONAL (PRIORITY/SEVERITY 3): [~~* ******* **** ** ************* ************* ***** **** *** ***** * ********** ** ********** ******** *** *** ***** ** *********** ************ ** ******** ** *** ****** *** ******* ** ****** *** ********** ********** ************ *** **** ** ********** ** ******* * ******* *** ** ****** ********** ********** *** ********]~~ A user may be a CSR or the Customer’s operation staff running the system. CSG’s ISD goal is to [~~******* ****** ** *****]~~. This Priority/Severity level includes those issues not designated as Serious or Critical as described above.

Problem start time will begin upon Customer’s notification to CSG of a Problem or non-conformance. Problem resolution will occur at such time the Problem or non-conformance has been fixed. After such correction of the reported Problem or non-conformance, if Customer discovers that the Problem still exists, Customer will promptly notify CSG and CSG will re-open the original ticket and re-initiate efforts to provide resolution. Should the Customer wish to check the status of a Problem, such Customer may contact the ISD desk representatives or Customer’s CBU. In either case, the Customer should reference the tracking number.

During the Term of the Agreement, for each Priority/Severity 1 issue that CSG does not resolve within [~~************ (**) *****]~~ of problem start time, CSG will provide Customer with on-site user training credits sufficient for [~~**** (*)]~~ training days, as specified in Schedule F, on the use of the Software or Products at no charge, to be used at Customer’s sole discretion.

Reports. At the conclusion of each [~~******** *****]~~, CSG will provide a report to Customer identifying all Priority/Severity 1 and Priority/Severity 2 tickets that were initiated during that month. Such report will be delivered to Customer no later than the [~~***** ******** ***]~~ following the conclusion of the [~~*****]~~ for which the report is being produced, and such report will contain the ticket number, open date and time, a brief description of the situation causing the initiation of the ticket and close date and time (or current status if such ticket has not yet been closed).

III. CSG DNA Data Warehouse Services (which for purposes of this subsection shall include VNRT)

Standard Support Services for DNA Data Warehouse

Customer support of DNA Data Warehouse is provided as part of the Support Services during CSG's customer service hours for support of questions, functionality, workflow, training, and non-catastrophic software defects. System support of CSG Data Warehouse is provided as part of the Support Services for Problems resulting from defects in CSG DNA Data Warehouse.

The following services for the then-current and prior version will be provided by CSG as part of the CSG DNA Data Warehouse Support Services:

1. Telephone consultation for trained users for questions and problems regarding CSG DNA Data Warehouse.

2. Up to [~~*** (*) ****]~~ of telephone consultation for troubleshooting a previously certified hardware/software environment.

3. Attendance at regularly scheduled basic and advanced CSG DNA Data Warehouse training classes offered in Omaha or at a scheduled regional training location, as space permits.

4. Daily updates to the DNA Data Warehouse.

5. Storage of [~~******** (**) ******]~~ of financial data; Work Order Table storage for two years; Subscriber Table storage dependent upon UDF settings.

Optional Services for DNA Data Warehouse:

Upon a Customer’s request, and subject to payment of the applicable fee set forth in Schedule F, the following additional services are also available to DNA Data Warehouse Customer:

1. Static Database – [~~** *** **********]~~ loaded tables; one time set-up, monthly load, monthly disk storage.

2. Monetary Transactions - All system and manually generated monetary transactions; one time set-up, monthly load, [~~*******]~~ disk storage.

3. Scheduling Calendar - A summary of the scheduling calendar updated [~~*****]~~ times per [~~***]~~; one time set-up, [~~*******]~~ load, [~~*******]~~ disk storage.

4. Query Building - Consulting services for developing new queries.

5. Additional Training - Training beyond training provided in Schedule F.

6. Systems Integration and Support

- Certifying non-certified hardware/software environment

- Troubleshooting existing hardware/software environment (first hour is free for certified environments)

- On-site support as requested by customer

7. Output Charges

8. Earned Revenue Table

9. SAC (Non High Speed Data table)

10. EML

11. Customer Letters

12. ESP Ad Pages

13. Customer Value Optional Table in DNA Data Warehouse

14. CSG’s UDF Cards 1-143 DNA Data Warehouse Optional Table

15. Total Service Code Statistics Optional Table in DNA Data Warehouse

IV. CSG SmartLink (Includes CSG SmartLink and CSG SmartLink/BOS)

The following services for CSG SmartLink will be provided by CSG as part of the CSG Support Services:

Maintenance Support

CSG will only support [~~*** (*)]~~ consecutive versions of CSG SmartLink at any given time, as such versions are defined by CSG in its sole discretion. Customer shall be required to upgrade its production version of CSG SmartLink, so as to maintain currency within its application and ensure CSG’s ability to support Customer’s version of the interface.

Operations Support

CSG will be responsible for [~~** * *]~~ monitoring of the server hardware, operating system and applications. CSG will proactively detect issues with any failing component and contact the appropriate support personnel to return the failing component to operation.

Customer’s Obligations

To facilitate that CSG has the proper operating environment in place to support Customer’s CSG SmartLink, Customer shall provide to CSG, upon CSG’s request, non-binding volume estimates prior to the implementation of an API into production. In addition, Customer shall provide, upon CSG’s request, non-binding volume estimates prior to the first day of each calendar quarter.

V. Interfaces. The following services for the APIs will be provided by CSG as part of the CSG Support Services provided Customer pays the maintenance and support fees for Interfaces set forth in Schedule F or the applicable Statement of Work:

1.
Except as provided in this Subparagraph 1, CSG shall provide support for versions of an Interface for a minimum of [~~******** (**) ******]~~, or the current and most recent [~~*** (*)]~~ versions as measured by the numeral immediately to the right of the decimal (e.g., x.y where “y” is the point of measure), whichever amount of time is greater. If Customer desires to continue maintenance coverage for such Interface beyond the foregoing,

Customer shall be required to periodically upgrade its production version of the Interface in order to maintain currency within its application and ensure CSG’s ability to support Customer’s version of the Interfaces.
2.
The following four interfaces: Service Layer, IVR, Remedy and CBI, will be counted towards the [~~************ *** ****** (*****) **** ********** ******]~~ provided in Schedule F. New Interfaces will be included or added to the [~~*** **** ********** ******]~~ via a Statement of Work or amendment, as applicable, executed by the Parties.
3.
Customer shall be allowed to upgrade to the most current version of an Interface supported by CSG without any additional charges from CSG. Requests to upgrade to a newer version of Interface shall be scheduled per availability of resources and standard implementation lead times;
4.
Customer shall not be required to pay for Certification to a newer version of the API supported by CSG.
5.
CSG reserves the right, at its discretion, to discontinue maintenance of or decommission Interfaces upon [~~****** (**) ******]~~ advance written notice to Customer. CSG shall provide Customer a list of alternative interfaces that may be used in place of the decommissioned Interface (or the Interface for which maintenance has ceased). Customer reserves the right to implement such alternative interface without any additional charges from CSG prior to expiration of support or decommissioning of the Interface. Upon Customer’s request, CSG shall support decommissioned or earlier versions of an Interface subject to a mutually agreeable SOW.

VI. Customer/CBU Review of Support Services. The Comcast CBU will meet with Customer on a [~~********* *******]~~ basis to review CSG’s Support Services and to gain Customer’s insight and suggestions. This review will include senior level representatives from the CBU, ISD as well as any other individuals necessary to provide any additional information. Senior level representatives from Customer, such as the Contract Administrator or Technical Coordinator, shall be available at this meeting.

VII. Non-production Customer Test Environment Support

The following support will be provided for the non-production Customer Test Environments:

•
Customer test systems are active [~~****]~~ excluding published maintenance windows and communicated exceptions*
•
Issues can be reported to the ISD anytime but will only be worked between the hours of [~~**** ********** **** *** ****** ******* ******]~~, unless otherwise outlined in a different agreement
•
CSG will communicate information to Customer related to changes occurring in the non-production Customer Test Environment
•
Non-production Customer test environments run the current production software codebase except during the period known as ‘pre-release’, which occurs approximately [~~**** (*) *****]~~ prior to production releases. During the ‘pre-release’ time period, non-production customer test environments will be updated with the development testing codebase.

*There will be no on-call, after hours or holiday support unless otherwise agreed to by the Parties. In the event internal CSG resources are working on Customer’s production environment items, production matters will take priority over non-production test systems.

Attachment 3

to

Twenty-Fifth Amendment

SCHEDULE K

Guidelines for Passer AND AGENT TRANSFER Program Requests

Passer Definition

Passer – A Passer is a programmatic process that can be used to make bulk changes to key data residing on CSG’s billing system such as house, Equipment and Subscriber data without creating a work order. There are multiple types of Passers that are defined below:

Item Passer – [~~** **** ****** ** **** ** ******* ******* ** *** ****************** ***** (******* *****) **** *** ********* ** ********** ******** ** ******* ** ********** ******** ******* ********** ********** ******* ** ***** ********* **** ******* ******** *** ******* ****** ******************* **** *** ****** ********* ******** *** **** *** ****** *********]~~

NAS to DAC Passer – [~~*** ******* ** * *** ** *** ****** ** ** ****** **** ***** *** **** (**) ******** ** ***** *** ******* ******* ********* **** *** **** ********** ************ *** ********* ** *** ****** ******** *********** *********** ***** ** *** ****** ** *** **** **** *** ******* ******* ******** *** *********** ********** ** ****** * **** ********** *** ******* ** ****** * *** ** *** ******* * ******* ********* ** **** **** ********* ** ********** ******** **** ******* **** ******* ** **** ** ********* ** ***** ******* **** ******** ***** ******** ********* ******** *** ****** ******** *** ****** ** ** *** ** ****** *** ********* **** *** ****** *** ******* ** *** *** ****** ** ** *** * **** ** *** ********** ** ** **** **** **** ***** ** ******** **** *** ******* ******* ** ** **** ********** **** *** **** ***** *** ****** ***** ******** ** **** ****** *** *** ** *** ********* **** *** ********* **** ** ** *** ** *** ***** ***** *** **** **** ***** ** *** *** ****** **** (** *********) *** *** *** ** ******** ********* **** *** ********* ** ************ *********** *** ** ********* *** ** ******* **** *** ******* ******* **** *** ****** ******* **** *** *** ****** ** **** ******** ****** *** ******* ** *** ********** ******** ** ** ** ********** ** *** ****]~~

Equipment Passer – [~~** ********* ****** *** ** **** ** ******** ** ******* ******* ** *** ********* *********** ** *** ********* ****** ***** *** ******** ******** *** ******** ********* ** ****** *** ********* ******* ******** *** * ******* ***** *** *** ***** ** ********* ******** * **** *** ******* *** * **** ********]~~

•
Non Key Change

A Non Key Change Equipment Passer only involves changes to the Equipment master file from DAC to DAC Passers.

•
Key Change

A Key Change Equipment Passer can involve modification of the serial number, type, outlet assignment, rent-purchase-flag and requires an update to the Equipment, Location, and equipment history master files.

House Passer – [~~* ***** ****** *** ** **** ** ******** ** ******* ******* *** *** ******** ** *** ***** ****** ****** *** ********* *** ***** ****** **** **** **** *** ******* *** ********* *** ******** ******** *** ******** ********* ** ****** *** ***** ******* ****** ** ****** *** ********* ******* ******** *** * *******]~~

PDB (Provisionable Data Base) Item Passer – [~~** **** ****** ** ********** * *** **** ****** ** ******* *** ***** **** ** ************ ********* ** * *** **** ****** *** ***** **** ** ********** * ****** ****** **** ** ****]~~

NPA_NXX Passer – [~~** ******* ****** *** ** **** ** ******** ** ****** *** (**** ****) *** (******) ****** **** ******** *** ******** ******** *** ******** ********* ** ****** *** ******* ******* *** *** *******]~~

PDB Only Passer – [~~* *** **** ****** *** ** **** ** * ******** ** **** ****** ************* ** *** *** **** **** *** ****** ** *** ******* ****** (***)* *** ******** **** ******** ************ ***** *** ***********]~~

Subscriber Passer – [~~* ********** ****** ******** ************* ******* **** ** ****** ****** ****** ****** *** ****]~~

Configurable Line of Business (CLOB) Passer – [~~* ************ **** ** ******** ****** ** * ***** ****** ** *** * *** **** ** ******** **** ** *** * *** ************ **** ** ******** *** ******* *** ****** ************ *** ******** **** *** * **** ****** ** ****** *** ***** ** ******** **** ** **** *********]~~

Job Passer – [~~* *** ****** *** ** **** ** ******** ** ****** *** **** (***)* *** ******** (***)* *** *** **** **** (***) ******** ** *** **** *** ******* *** ******** ******** *** ******** ********* ** ****** *** *** ******* ******** *** * *** *******]~~

Standard Passers:

Passer Type	Charge (Note 1) (Note 2) (Note 3)
Item Passer	~~[*********]~~
House Passer	~~[*********]~~
Equipment Passer	~~[*********]~~
NAS to DAC Passer (Add, Delete and Key Passers)	~~[**********]~~

Note 1: These services and associated fees shall be set forth in a mutually agreed upon Statement of Work. In the event of termination of an executed Statement of Work by Customer, Customer shall pay all fees for work performed up to the termination date of the SOW. If Customer requests an expedited service to be performed Customer understands there may be an additional cost in the SOW that would exceed the standard hourly rate provided herein.

Note 2: If Customer increases demand for Passers such that CSG must increase its capacity to accommodate such increased demand, Customer and CSG agree to negotiate in good faith the pricing of such Passers.

Note 3: The fees noted are subject to Section 5.4 of the Agreement (Adjustment to Fees).

Non-Standard Passers

The following Passers are considered non-standard. The lead time and minimum price will be based upon the level of effort needed to meet the Customer defined specifications.


PDB Item Passer

NPA/NXX Passer

PDB Only Passer

CLOB Passer

Job Passer

Item Passer

Any Passer using data from an external source

Passers to any master files not listed would be considered custom and charged on a time and materials basis

Passers which have not previously been performed

Agent Transfer Definition

~~[** ***** ******** (********) ** **** ** ****** *** ******** *** **** ****** ***** ** *********** ****** ********** *** *** ***** ****** ****** ******** **** **** ******** ** ************ *** *** ********* **** ******* ** **** ******** ********* **** ********** *** ****** *** ***** *** ******** ******* *********** *** *************** ** ************** ***** *** ********** **** *** *** ******* ******~~

~~********* *** **** ** **** ** *********** ********** ****** ******** ******** **** ****** (**** ********* ********* ******** ** *********** ** ***** ************** ****)*]~~

SPA Management and Reassignment Tool (SMaRT) Transfer

~~[*** ********** *** ************ **** ** **** ** ****** *** ******** *** **** ****** ***** ** *********** ****** ********** *** *** ***** ****** ****** **** ***** ******* ******* ******* ********** ********** ******* ** ***** ********* *** ********** *** ************ **** ** ***** **** ** ************ *** *** ******** *** *** **** **** ****** *** *** ******* **** ******* ******** *** ******* ****** ******************* **** *** ****** ********* ******** *** **** *** ****** ********* *** ******** ******* *********** *** *************** ** ************** ***** *** ********** **** *** *** ******* ****** **** **** ** ******** *** ** **** ** *********** ********** ****** ******** ******** **** ****** (**** ********* ********* ********* *********** ** ***** ************** ****)*]~~

File Strip

~~[* **** ***** ** * ************ ***** ** *********** ************ *** ******* ************ ********** *** ********* **** * ******** *** ***** ****** ****** **** ******* **** *** ******* *** ********* ** *** ********* **** **** *** ****** ******* (**** **** **** ****)* ** *** **** **********]~~

Agent Transfers:

Transfer Type	Lead Time	Charge (Note 3) (Note 5)
SMaRT Agent Transfer (Note 4)	~~[*** ******* ***]~~	~~[**********]~~
Agent Transfer	~~[** ****]~~
File Strip	~~[** ****]~~	~~[*****]~~

Note 3: These services and associated fees shall be set forth in a mutually agreed upon Statement of Work. CSG will charge the standard Professional Services fees as set forth in Schedule F. In the event of termination of an executed Statement of Work by Customer, Customer shall pay all fees for work performed up to the termination date of the SOW. If Customer requests an expedited service to be performed Customer understands there may be an additional cost in the SOW that would exceed the standard hourly rate provided herein.

Note 4: See Exhibit K.2 - SPA Management and Reassignment Tool (SMaRT) for the requirements for an Agent Transfer to qualify for SMaRT pricing.

Note 5: The fees noted are subject to Section 5.4 of the Agreement (Adjustment to Fees).

CSG Responsibilities

CSG will perform the following activities in support of Customer Passer/Transfer activity:


An analyst will be assigned to each project to work with the Customer and coordinate internal CSG activity.

Provide the Customer with a current “Passer/Transfer Packet”. This packet will include basic information regarding the Passer/Tracker, a request form, a spec matrix and a project plan.

Weekly meetings will be held with the CSG Analyst and the site contact.

A project tracker that includes deliverable dates and an issues tracking log will be published weekly.

Output will be provided to the Customer after each test run and for live production.

CSG will identify and manage any impacts to ancillary products (like Precision eCare, FSM).

CSG will arrange for statement checkers, if needed.

CSG will arrange for Cycle Freeze/Force and/or Statement Holds, if needed.

On the day of implementation, CSG will provide updates throughout the day on any identified issues until an ‘all clear’ is agreed upon with the site.

Customer Responsibilities

The Customer will perform the following activities in support of Customer Passer/Transfer activity:


Identify a primary and secondary/escalation contact at the site. The primary contact will be considered the project lead on the Customer side.

Attend weekly meetings with CSG and review the project tracker for upcoming deliverables.

Identify and manage all configuration changes such as 9xx, Code Tables, Order Job Creation (“OJC”), Customer Discounts, service code prerequisite, etc.

Provide detailed specifications for the Passer/Transfer.

Review output and provide approval


Inform CSG of all ancillary products the site is using.

Participate in calls on implementation day.

Provide approval for Cycle Force and/or Statement Release.

Milestone Dates

The following activities are considered ‘milestones’ in the project life cycle. If these activities are not completed as scheduled, the Passer/Tracker may be delayed.


Final Specifications submitted – Customer responsibility

UDF changes and pre-edit run – Customer responsibility

Test Output delivered to Customer – CSG responsibility

Approval of test output – Customer responsibility

Approval of project implementation – Customer responsibility

Changes to the final specifications may increase the implementation timeline. The addition of new specification after coding has started will result in an increased implementation timeline.

~~[****** *** ***** *** ***** ******* ******** * ***** ** ***** ********* ******** ***** *** *** ** ****** *** ***** ******** ******* ******** ** ******** ** **** ******** * (*** ******)* *************** *** ********** ***** ** *** ******** ********* ** *** ***** ********* *** *** ********* *********** ** ******** **** ** **** ********* ****** *** ***** ********** ** ******** **** * (***** ******* ** **** ******* ******** *** ****) ******** **** ******* ***** ** ***** **** *** **************** ** ***** **** *** ***** ********* ** ** ******** *** ***** **** ******** ***** ** ********** ** * ******** ********* ********* ** **** *** **** ** ******** ** ******** ** ** ********** ******* ** *** ***** **** ******** **** *** ******* *** ** ***** ** *** ******** ***** *** ********* ** ***** ***** ** ********** ** *** ***** **** ******** ******** **** **** *** ** ***** ** *** ******** ***** ******** **** *** *** ***** *** ***** ** ******** * *** **** ******** ** ****** ** *** ** ****** *** ** ***** ***** ****** ** (*) ***** ** ***** **** ******** ****** ******* ********** *** ********** ********* *********** *** (*) ***** ***** **** ******** ******* ***** ********** ********* ************ ******* *** ******* ***** **** *** ********* ******* ** ***** ********* ***** *** ********* ** ******* * ********* *** (********* ******* ** ******* ** *********** *****)* ** ********** ** **** ***** ** ** ** ********** ****** ** ******** *** ***** *** ********* ** ******** *** ** ****** ** *** ***** ** * ******* ******* *** ******* **** *** ********* ** ******* ** ***** ********* ** ******* * ********* **** *** ******* ***** ****** *** ******* ********** ********** *** ***** ** **** ********* **** *** ******** ** *********** *** ****** ** ** ***** ********** *** ***** *** *** ****** ** ********* *********** ** *** ***** ***** ** **** ******** ******* ** ********* *** ****** ** ** ***** ********* ********** **** ******** ******* ** **** ******** **** ** * ******** ******]~~

Attachment 4

to

Twenty-Fifth Amendment

Exhibit K.1 Standard/Non Standard Passer Definitions

This exhibit further clarifies what is a Standard Passer versus Non-Standard Passer.

House Passers:

A Standard House Passer is defined by the following parameters:

~~•~~
~~[************ ******* **** ** ***** ****** ****]~~
~~•~~
~~[**** **** **** ************ ** ******* ** ****]~~
~~•~~
~~[****** ** **** ******** *]~~
~~•~~
~~[****** ****** **** ******* *]~~
~~•~~
~~[**** ****** *********]~~
~~•~~
~~[*** ****]~~
~~•~~
~~[* ****** ********** ******** ** ***** ****** (********)]~~
~~•~~
~~[************* ** ** * ***** ******]~~
~~•~~
~~[** ******* *********************]~~
~~•~~
~~[**** **** *** **** ** **** ********]~~

A Non-Standard House Passer is defined by the following parameters:

~~•~~
~~[**** ***** **** **** * *****]~~
~~•~~
~~[******** **** ******* ***** ************ ********]~~
~~•~~
~~[********** ****** ******** *** ******]~~
~~•~~
~~[***** ****]~~
~~•~~
~~[**** *******]~~
~~•~~
~~[*** ******* ***************]~~
~~•~~
~~[********** ***** ****** ***** *** *******]~~
~~•~~
~~[******* **** *** **** ** **** ********]~~

Equipment Passers:

A Standard Equipment Passer is defined by the following parameters:

~~•~~
~~[************ **** ******* **** ** ********* ****** ****]~~
~~•~~
~~[**** **** **** ************ ** ******* ** ****]~~
~~•~~
~~[****** ** **** ******** *]~~
~~•~~
~~[****** ****** **** ******* *]~~
~~•~~
~~[**** ****** *********]~~
~~•~~
~~[****]~~
~~•~~
~~[****]~~
~~•~~
~~[*****]~~
~~•~~
~~[********** ****]~~
~~•~~
~~[************* ****]~~
~~•~~
~~[**** **** *** **** ** **** ********]~~

A Non-Standard Equipment Passer is defined by the following parameters:

~~•~~
~~[**** ***** **** **** * *****]~~
~~•~~
~~[******** **** ******* ***** ************ ********]~~
~~•~~
~~[********** ****** ******** *** ******]~~

~~[****** ** ** ***** **** **** ********]~~

~~•~~
~~[**** *******]~~
~~•~~
~~[*** ******* ***************]~~
~~•~~
~~[********** ***** ****** ***** *** *******]~~
~~•~~
~~[******* **** *** **** ** **** ********]~~

NAS to DAC Passers:

A Standard NAS to DAC Passer is defined by the following parameters:

~~•~~
~~[************ **** ******* **** ** ********* ****** ****]~~
~~•~~
~~[**** ***** ** ****]~~
~~•~~
~~[***** ****** ***************]~~
~~•~~
~~[**** ******** *]~~
~~•~~
~~[****** **** ******* *]~~
~~•~~
~~[**** ****** *********]~~
~~•~~
~~[********]~~
~~•~~
~~[****]~~
~~•~~
~~[****]~~
~~•~~
~~[*****]~~
~~•~~
~~[********** ****]~~
~~•~~
~~[************* ****]~~
~~•~~
~~[**** **** *** **** ** **** ********]~~

A Non-Standard NAS DAC Passer is defined by the following parameters:

~~•~~
~~[**** ***** **** **** * *****]~~
~~•~~
~~[******** **** ******* ***** ************ ********]~~
~~•~~
~~[********** ****** ******** *** ******]~~
~~•~~
~~[****** ** ** ***** **** **** ********]~~
~~•~~
~~[**** *******]~~
~~•~~
~~[*** ******* ***************]~~
~~•~~
~~[********** ***** ****** ***** *** *******]~~
~~•~~
~~[******* **** *** **** ** **** ********]~~

ITEM Passers:

A Standard Item Passer is defined by the following parameters:

~~•~~
~~[******* **** ** **** ****** ****]~~
~~•~~
~~[**** ***** ** ****]~~
~~•~~
~~[**** ******** *]~~
~~•~~
~~[**** **** *** ************]~~
~~•~~
~~[****** **** ******* *]~~
~~•~~
~~[**************** *****]~~
~~•~~
~~[******* ****** **** ******* *****]~~
~~•~~
~~[**** ****** *********]~~
~~•~~
~~[********]~~
~~•~~
~~[**** ************ ****]~~
~~•~~
~~[******* ****]~~
~~•~~
~~[***** ****]~~
~~•~~
~~[******** ****]~~
~~•~~
~~[******** ******** ****]~~
~~•~~
~~[***** **]~~
~~•~~
~~[***** **** **]~~
~~•~~
~~[**** **** *** **** ** **** ********]~~

A Non-Standard Item Passer is defined by the following parameters:

~~•~~
~~[**** ***** **** **** * *****]~~
~~•~~
~~[** **** ****** *** *************** * ** **** ****** **** ** ************* * ***** ***** ** ***** **** ** * **** ******* ******** ** ***** ** ********* (**** *********** ********* ********) ** **** **** *** ** *** ******’* ******* ** ******* *****]~~
~~•~~
~~[******** **** **** * ************* ****** ***** ************ ********]~~
~~•~~
~~[********** ****** ******** *** ******]~~
~~•~~
~~[****** ** ** ***** **** **** ********]~~
~~•~~
~~[************* *******]~~

~~•~~
~~[*** ******* ***************]~~
~~•~~
~~[********** ***** ****** ***** *** *******]~~
~~•~~
~~[******* **** *** **** ** **** ********]~~

Other Non-Standard Passers include but are not limited to the following:

~~•~~
~~[********* ******* ******** **** ******* ****** *** ************ **** **** (***) **** ** *** **** ******* ** *** ******* ****** *****]~~
~~•~~
~~[*** ********** ******* ******** * ********* *** ******** ********** **** ***** **** ****** *** **** ** ** ***** ** *** ********* ********** *** ******* ****** ****** **** ***** ******** ************* ******* ********** *** *********** ******** *** ****** ******** *** ********** ********]~~
~~•~~
~~[*** **** ******* ******** ***** **** ***** ** *** ************ **** **** (***) ** ******** ** *** *** **** ****** ***** (*****)]~~
~~•~~
~~[*** ******* ******** **** ****** ** ************ *** ****** ***** ****** *** ******* ****** ****** **** ****** **** ******* ******* ** ******* **********]~~
~~•~~
~~[******** (***** **)]~~
~~•~~
~~[**** **** (***** **)]~~
~~•~~
~~[*** **** (***** **)]~~
~~•~~
~~[********** ******* ******** ************* ******* **** ** ****** ***** ****** ****** *** ****]~~
~~•~~
~~[************ **** ** ******** ******* ******** ******* ** *** ********** *** ***** ** *** * *** **** ** ******** *** ****** *** ****** ********* ** *** ************** ** *** ********]~~
~~•~~
~~[**** ****** ******** * ************ ***** ** *********** ************ *** ******* ************ ********** *** ********* **** * ******** *** ***** ****** ******]~~
~~•~~
~~[**** *** ******* *** ********* **** **** *** ****** ******* ***** **** **** ****)* ** *** **** *********]~~